================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 =============

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 26, 2005

                                  =============

                               USURF AMERICA, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         NEVADA                         1-15383                  91-2117796
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)       (IRS EMPLOYEE
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


                       390 Interlocken Crescent, Suite 900
                           Broomfield, Colorado 80021
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  303-789-7100
                            (ISSUER TELEPHONE NUMBER)

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      This Form 8-K and other reports filed by Usurf America, Inc. (the "Registrant" or the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 26, 2005, Usurf America, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Acquisition Agreement") with Sovereign Partners, LLC, a Colorado limited liability company ("Sovereign") and each of the members of Sovereign (the "Members"). The Acquisition Agreement provides, among other things, for the acquisition by the Company of 100% of the membership interests of Sovereign from the Members in exchange for the issuance of shares of the Company's common stock, $0.0001 par value per share (the "Common Stock") and shares of the Company's newly created Series B Convertible Preferred Stock, $0.0001 par value per share (the "Preferred Stock"). Upon the completion of the acquisition, Sovereign will be owned and operated as a wholly-owned subsidiary of the Company. A copy of the Acquisition Agreement is attached hereto as
Exhibit 10.1. Any and all descriptions of the Acquisition Agreement as described in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the attached Acquisition Agreement.

      Under the terms of the Acquisition Agreement, the Members will be issued shares of Common Stock and Preferred Stock, as follows: (i) 35,000,000 shares of Common Stock and 100,000 shares of Preferred Stock at the closing of the acquisition; (ii) 125,000 shares of Preferred Stock on each of January 1, 2006 and July 1, 2006; (iii) 250,000 shares of Preferred Stock at such time as the Net Operating Income of Sovereign after January 1, 2005 is equal to or greater than $6,000,000; and (iv) 400,000 shares of Preferred Stock if the Net Operating Income of Sovereign ending on the period twenty-four months following the closing of the acquisition is equal to or greater than $5,000,000. For the purposes of the Acquisition Agreement, Net Operating Income means for any period the "EBITDA" on a consolidated basis for Sovereign and all of its subsidiaries, in accordance with generally accepted accounting principles. "EBITDA" means earnings before interest, taxes, depreciation and amortization.

      In addition, the Members may earn additional shares of Common Stock or Preferred Stock if the average annualized Net Operating Income for the period commencing on the closing and ending on the twenty-four month anniversary date of the closing is: (A) greater than $5,000,000, but less than or equal to $6,000,000, then the Members will receive in the aggregate an additional 0.05 shares of Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; (B) greater than $6,000,000 but less than or equal to $7,000,000, then the Members will receive in the aggregate an additional 0.10 shares of Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; (C) greater than $7,000,000 but less than or equal to $8,000,000, then the Members will receive in the aggregate 0.15 shares of Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; or (D) greater than $8,000,000 for that period, then the Members will receive in the aggregate 0.20 shares of Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000 (collectively, the "Twenty-Four Month Issuances").

      In addition, the Members may earn additional shares of Common Stock or Preferred Stock as follows: if the average annualized Net Operating Income for the period commencing on the Closing and ending on the thirty-six month anniversary date of the closing is: (A) greater than $5,000,000, but less than or equal to $6,000,000, the Members will receive in the aggregate an additional
0.10 shares of Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; (B) greater than $6,000,000 but less than or equal to $7,000,000, then the Members will receive in the aggregate an additional 0.20 shares of Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; (C) greater than $7,000,000 but less than or equal to $8,000,000, then the Members will receive in the aggregate 0.30 shares of Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; or (D) greater than $8,000,000 for that period, then the Members will receive in the aggregate 0.40 shares of Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000. Such issuances will be reduced by the number of shares of Common Stock or Preferred Stock received pursuant to the Twenty-Four Month Issuances, if any.

      Under the terms of the Acquisition Agreement, the aggregate number of shares of capital stock of the Company issuable to the Members is limited to 300,000,000 shares of Common Stock or such number of shares of Preferred Stock that is convertible into 300,000,000 shares of Common Stock, or any combination of Preferred Stock and Common Stock which does not exceed 300,000,000 shares of Common Stock in total.

      The Company may suspend the issuance of additional shares of Common Stock or Preferred Stock upon certain "breaches" by Sovereign defined in the Acquisition Agreement. In the event of a breach, any shares that have not yet been issued to the Members under the terms of the Acquisition Agreement may be withheld by the Company until the earlier of (i) twelve months from the date such shares would have otherwise been issued to the Members or (ii) such time as any such breach has been cured by Sovereign.

      The Closing of the Acquisition Agreement is scheduled for February 28,
2005.

      The Acquisition Agreement also provides for customary representations and warranties of all parties, certain covenants and agreements related to the closing and mutual indemnification of the parties.

      In connection with the Acquisition Agreement, it is contemplated that the Company will amend its By-Laws to provide that the provisions of Nevada Revised Statutes Sections 78.378 to 78.3793 do not apply to the acquisition of the capital stock of the Company by Sovereign, its Members or its affiliates in connection with the Acquisition Agreement.

      In addition, at the closing, it is contemplated that the Company will enter into a Registration Rights Agreement with the Members whereby the Company will undertake to prepare and file a registration statement on Form SB-2 to register the Common Stock (and the Common Stock which may be issued upon conversion of the Preferred Stock) to be issued to the Members. Under the terms of the proposed Registration Rights Agreement, the registration statement is required to be filed within seventy-five days of the closing, and then within seventy-five days of each subsequent issuance of Common Stock or Preferred Stock under the Acquisition Agreement. The Company must cause the registration statement to become effective within 180 days of the filing of the registration statement, or it must pay cash to the Members in the amount of 0.5% per month of the fair market value of the Common Stock then held by the Members.

      It is also contemplated that at closing the Company will enter into a Management Agreement which will provide that Mr. Ed Garneau, the current manager of Sovereign, will continue to serve as manager of Sovereign and that the Members will continue to elect the manager of Sovereign after the closing for a period of three years. The Management Agreement will also provide that while the Company may use Sovereign's cash on hand following the closing, should there be an objection to such use, the Board of Directors of the Company shall determine whether the cash may be used for the Company's corporate purposes.

      In connection with the Acquisition Agreement, the Company, each member of the Company's Board of Directors, and each of the Members will at closing, enter into an Investor Rights Agreement. Pursuant to the Investor Rights Agreement, each of the parties agree to take all steps necessary, including the exercise of their voting rights as a shareholder of the Company, to ensure the Mr. Ed Garneau and one other person selected by the Members, is elected to the Company's Board of Directors and serves as a Director until all of the shares of Common Stock issued to the Members have either been registered and sold on an effective registration statement or are eligible for resale under Rule 144 of the Securities Act of 1933. The Investor Rights Agreement will also provide that should certain events happen, each party to the Investor Rights Agreement will take all steps necessary to increase the number of Directors of the Company and grant the Members the right to fill all such newly created Board of Director vacancies. In addition, the Investor Rights Agreement will provide for certain protective operating covenants that prohibit the Company from taking certain actions absent the prior consent of the Members.

      In connection with the Acquisition Agreement, it is contemplated that the Company will file with the Secretary of the State of Nevada, a Certificate of Designation designating the Series B Convertible Preferred Stock. The features of the Series B Convertible Preferred Stock will include the right on the part of the Company or the holders to effect the conversion of the Preferred Stock to Common Stock from time to time when there is sufficient authorized but unissued shares of Common Stock available for issuance upon conversion. The Preferred Stock will be convertible into Common Stock at the conversion rate of 100 to 1. In the event the Company fails to increase the number of authorized shares of Common Stock to a level sufficient to allow for the conversion of all of the Preferred Stock into Common Stock by June 30, 2006, the Company will be obligated, at the request of the holders of the Preferred Stock, to redeem the Preferred Stock at the then fair market value of the underlying Common Stock into which the Preferred Stock would otherwise be convertible. The Preferred Stock designation will also provide that the Preferred Stock will be senior to the Common Stock with respect to rights upon liquidation, winding up or dissolution of the Company, but will be junior to the Company's existing Series A Convertible Preferred Stock. The Preferred Stock will vote together with the Common Stock as a single class on an as-converted to Common Stock basis.

      Upon the closing, the Company will enter into an Employment Agreement with Mr. Ed Garneau. The Employment Agreement will provide that Mr. Garneau be employed as the President of Sovereign and the Chief Operating Officer of the Company for an initial period of three years following the closing of the Acquisition.

      In order to close the Acquisition Agreement, several shareholders and investors in the Company are required to grant their consent to actions contemplated by the Acquisition. In addition, in contemplation of the acquisition, certain outstanding notes and warrants of the Company have been modified and/or terminated. It is anticipated that all such consents, waivers and modifications will be completed as of the closing of the Acquisition.

ITEM 7.01. REGULATION FD DISCLOSURE.

      The Company incorporates by reference the matters described and set forth under Item 1.01 above and Item 8.01 below as if set forth under this Item 7.01 in their entirety.

ITEM 8.01. OTHER EVENTS.

      On January 31, 2005, the Company issued a press release announcing the pending acquisition of Sovereign and its subsidiaries (the "Sovereign Companies") pursuant to the Acquisition Agreement described under Item 1.01 above. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Exhibit No.        Description

            10.1 Securities Purchase Agreement dated as of January 26 2005 by and among Usurf America, Inc., Sovereign Partners, LLC and each of the members of Sovereign listed on the signature pages thereto

            99.1        Press Release dated January 31, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       USURF AMERICA, INC.

                                       By: /s/ Douglas O. McKinnon
                                           -------------------------------------
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

Date: January 26, 2005

                                  EXHIBIT INDEX

EXHIBIT                            DESCRIPTION
NO.
----------- --------------------------------------------------------------------
10.1 Securities Purchase Agreement dated as of January 26, 2005 by and among Usurf America, Inc., Sovereign Partners, LLC and each of the members of Sovereign listed on the signature Pages thereto

99.1        Press Release dated January 31, 2005